FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 15, 2007
(Date of earliest event reported)

NATHANIEL ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer Identification
Incorporation)		Number)

8001 S. InterPort Blvd., Englewood, Colorado 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (303) 690-8300

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 15, 2007, Nathaniel Energy Corporation (the “Company”) issued a press release pertaining to the status of litigation initiated by the Company’s principal shareholder, Vista International, Inc., to seek Court approval of actions taken to remove two directors and to outline generally the Company’s plans once the subject litigation is concluded. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference herein in its entirety, including various cautionary statements that modify our forward-looking statements made or incorporated herein.

Statements in this press release other than historical facts are "forward-looking" statements within the meaning of section 27A of the Securities Act of 1933, section 21E of the Securities Exchange Act of 1934. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results could differ materially from expected results. Future operating results of the Company are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements. Readers are advised to review the “forward looking statements” included in our reports which are filed with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press release regarding above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATHANIEL ENERGY CORPORATION
Dated: October 15, 2007	By: /s/ Barry J. Kemble Barry J. Kemble Chief Executive Officer